CALVERT FLOATING-RATE ADVANTAGE FUND

Supplement to Statement of Additional Information (“SAI”) dated October 10, 2017 as revised April 5, 2018

CALVERT ULTRA-SHORT DURATION INCOME NEXTSHARES

Supplement to SAI dated December 6, 2017 as revised April 5, 2018

CALVERT AGGRESSIVE ALLOCATION FUND

CALVERT BALANCED FUND

CALVERT BOND FUND

CALVERT CONSERVATIVE ALLOCATION FUND

CALVERT EMERGING MARKETS EQUITY FUND

CALVERT EQUITY FUND

CALVERT GLOBAL ENERGY SOLUTIONS FUND

CALVERT GLOBAL WATER FUND

CALVERT GREEN BOND FUND

CALVERT HIGH YIELD BOND FUND

CALVERT INCOME FUND

CALVERT INTERNATIONAL EQUITY FUND

CALVERT INTERNATIONAL OPPORTUNITIES FUND

CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND

CALVERT LONG-TERM INCOME FUND

CALVERT MID-CAP FUND

CALVERT MODERATE ALLOCATION FUND

CALVERT SHORT DURATION INCOME FUND

CALVERT SMALL-CAP FUND

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND

CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND

CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND

CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND

CALVERT ULTRA-SHORT DURATION INCOME FUND

(formerly Calvert Ultra-Short Income Fund)

Supplement to SAIs dated February 1, 2018 as revised April 5, 2018

CALVERT ABSOLUTE RETURN BOND FUND

(formerly Calvert Unconstrained Bond Fund)

CALVERT RESPONSIBLE MUNICIPAL INCOME FUND

(formerly Calvert Tax-Free Responsible Impact Bond Fund)

Supplement to SAIs dated May 1, 2018

1. The following replaces “Proxy Voting Policy.” under “Proxy Voting Disclosure”:

Proxy Voting Policy. The Board adopted a proxy voting policy and procedures (the “Fund Policy”), pursuant to which the Board has delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the “Adviser Policy”). An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The members of the Board will review a fund’s proxy voting records from time to time and will review the Adviser Policy annually. For a copy of the Fund Policy and Adviser Policy, see the applicable Appendix. Pursuant to certain provisions of the 1940 Act and certain exemptive orders relating to funds investing in other funds, a fund may be required or may elect to vote its interest in another fund in the same proportion as the holders of all other shares of that fund. Information on how a fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-368-2745, and (2) on the SEC’s website at http://www.sec.gov.

2. The following Appendices replace the Appendix: Calvert Research and Management Global Proxy Voting Guidelines:

Calvert Funds
Proxy Voting Policy and Procedures

I.	Overview

The Boards of Trustees (the “Board”) of the Calvert Funds1 have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy:

•	“Fund” means each registered investment company managed by the Adviser; and
•	“Adviser” means Calvert Research and Management.

II.	Delegation of Proxy Voting Responsibilities

The Board hereby delegates to the Adviser responsibility for voting the Fund’s proxies as described in this Policy in accordance with the Adviser’s Proxy Voting Policies and Procedures (“Adviser Procedures”), a copy of which has been provided to the Boards. All Fund proxies will be voted in accordance with the Adviser Procedures, provided that in the event a material conflict of interest arises with respect to a proxy to be voted for the Fund (as described in Section IV below) the Adviser shall follow the process for voting such proxy as described in Section IV below.

III.	Delegation of Proxy Voting Disclosure Responsibilities

Pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to file Form N-PX no later than August 31st of each year. On Form N-PX, the Fund is required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund, how it voted on the matter and whether it voted for or against management.

To facilitate the filing of Form N-PX for the Fund:

•	The Adviser is required to record, compile and transmit in a timely manner all data required to be filed on Form N-PX for the Fund that it manages. Such data shall be transmitted to the Adviser, which also acts as administrator to the Fund (the “Administrator”) or any third party service provider designated by the Administrator; and

•	The Administrator is required to file Form N-PX on behalf of the Fund with the Securities and Exchange Commission (the “Commission”) as required by the 1940 Act. The Administrator may delegate the filing to a third party service provider provided each such filing is reviewed and approved by the Administrator.

1 The Calvert Funds may be organized as trusts or corporations. For ease of reference, the Funds may be referred to herein as Trusts and the Funds’ Board of Trustees or Board of Directors may be referred to collectively herein as the Board.

IV.	Conflicts of Interest

The Board expects the Adviser, as a fiduciary to the Fund it manages, to put the interests of the Fund and its shareholders above those of the Adviser. When required to vote a proxy for the Fund, the Adviser may have material business relationships with the issuer soliciting the proxy that could give rise to a potential material conflict of interest for the Adviser.2 In the event such a material conflict of interest arises, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxy related to the company or companies giving rise to such material conflict until it notifies and consults with at least two members of the Fund Board not affiliated with the Adviser (the “Board Members”), concerning the material conflict.3 For ease of communicating with the Board Members, the Adviser is required to provide the foregoing notice to the Fund’s Chief Legal Officer who will then notify and facilitate a consultation with the Board Members. Once the Board Members have been notified of the material conflict:

•	they shall convene a meeting to review and consider all relevant materials related to the proxies involved. This meeting shall be convened within 3 business days, provided that an effort will be made to convene the meeting sooner if the proxy must be voted in less than 3 business days;
•	in considering such proxies, the Adviser shall make available all materials requested by the Board Members and make reasonably available appropriate personnel to discuss the matter upon request; and
•	the Board Members will then instruct the Adviser on the appropriate course of action with respect to the proxy at issue.

If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, the Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Board as soon as practicable and to the Board at its next meeting. Any determination regarding the voting of proxies of the Fund that is made by the Board Members shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V.	Reports and Review

The Administrator shall make copies of Form N-PX filed on behalf of the Fund available for the Board’s review upon the Board’s request. The Administrator shall also provide any reports reasonably requested by the Board regarding the proxy voting records of the Fund.

The Adviser shall report any material changes to the Adviser Procedures to the Board as soon as practicable and the Boards will review the Adviser Procedures annually.

The Adviser also shall report any changes to the Adviser Procedures to the Fund’s Chief Legal and Compliance Officers prior to implementing such changes in order to enable the Administrator to effectively coordinate the Fund’s disclosure relating to the Adviser Procedures.

To the extent requested by the Commission, the Policy and the Adviser Procedures shall be appended to the Fund’s statement of additional information included in its registration statement.

2 The Adviser is expected to maintain a process for identifying a potential material conflict of interest. As an example only, such potential conflicts may arise when the issuer is a client of the Adviser and generates a significant amount of fees to the Adviser or the issuer is a distributor of the Adviser’s products.

3 If a material conflict of interest exists with respect to a particular proxy and the Adviser Procedures require that proxies are to be voted in accordance with the recommendation of a third party proxy voting vendor, the requirements of this Section IV shall only apply if the Adviser intends to vote such proxy in a manner inconsistent with such third party recommendation.

CALVERT RESEARCH AND MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

I.       Introduction

Calvert Research and Management (“Calvert” or the “Adviser”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients, in accordance with its fiduciary duties and, to the extent applicable, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser’s authority to vote the proxies of its clients is established by advisory contracts or similar documentation. These proxy voting policies and procedures (“Procedures”) reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.	Overview

Calvert believes that sound corporate governance and overall corporate sustainability and social responsibility characterize healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). Calvert believes companies that combine good governance and corporate sustainability and social responsibility are better positioned for long-term success.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Calvert has established guidelines for voting proxies that are set forth in Appendix A (the “Guidelines”) and generally will utilize such Guidelines in voting proxies on behalf of its clients. The Guidelines reflect input from the Proxy Group (defined below) and other Calvert investment professionals and are believed to be consistent with the views of Calvert on the various types of proxy proposals and, if applicable, the Calvert Principles for Responsible Investment. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders. The Guidelines provide a framework for analysis and decision making but do not address all potential issues.

The Adviser will vote any proxies received by a client for which it has sole investment discretion (including the Calvert Funds) through a third-party proxy voting service (“Agent”) in accordance with the Guidelines in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Where applicable, proxies will be voted in accordance with client-specific guidelines. Although the Adviser retains the services of the Agent for research and voting recommendations, the Adviser remains responsible for proxy voting decisions.

III.	Roles and Responsibilities

A.	Proxy Administrators

The Proxy Administrators and/or their designees coordinate the consideration of proxies referred back to the Adviser by the Agent, and otherwise administer these Procedures. In a Proxy Administrator’s absence, another employee of the Adviser may perform the Proxy Administrator’s responsibilities as deemed appropriate by the Proxy Group. A Proxy Administrator also may designate another employee to perform certain of the Proxy Administrator’s duties hereunder, subject to the oversight of the Proxy Administrator. The Proxy Administrators are employees of Calvert and are appointed to serve by Calvert’s President.

B.	Agent

The Agent is responsible for coordinating with the clients’ custodians and the Adviser to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Adviser shall instruct the custodian for its clients to deliver proxy ballots and related materials to the Agent. The Agent shall vote and/or refer all proxies in accordance with the Guidelines, unless otherwise instructed by the Adviser in accordance with these Procedures. The Agent shall retain a record of all proxy votes handled by the

Agent. With respect to any Calvert Fund vote memorialized therein, such record must reflect all of the information required to be disclosed in the Calvert Funds’ Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended, to the extent applicable. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

Subject to the oversight of the Adviser, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Adviser, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Adviser when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified. The Adviser is responsible for the ongoing oversight of the Agent as contemplated by SEC Staff Legal Bulletin No. 20 (June 30, 2014). Such oversight currently may include one or more of the following:

●	periodic review of Agent’s proxy voting platform and reporting capabilities (including recordkeeping);
●	periodic review of a sample of ballots for accuracy and correct application of the Guidelines;
●	periodic meetings with Agent’s client services team;

●	periodic in-person and/or web-based due diligence meetings;
●	periodic and review of annual certifications received from the Agent; and/or

●	annual review of due diligence materials provided by the Agent, including review of procedures and practices regarding potential conflicts of interests.

C.	Proxy Group

The Adviser has established a Proxy Group which is responsible for reviewing the Guidelines at least annually. The Proxy Group shall also review recommendations to vote proxies in a manner that is contrary to the Guidelines and when the proxy relates to a conflicted company of the Adviser or the Agent as described below.

The members of the Proxy Group shall consist of employees of Calvert appointed by Calvert’s Chief Executive Officer (“CEO”) and President. The Proxy Administrators are not voting members of the Proxy Group. Members of the Proxy Group may be changed from time to time at the Adviser’s’ discretion. Matters that require the approval of the Proxy Group may be acted upon by its member(s) available to consider the matter.

IV.	Proxy Voting

A.	The Guidelines

Calvert generally vote proxies in accordance with the positions set forth in the Guidelines. The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the shareholders may be asked to cast their proxies. There also may be instances when the Adviser votes shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is deemed by the Adviser to be in the best interests of the shareholders. Also, with respect to the Calvert Funds, to the extent that the Guidelines do not address potential voting issues, the Boards of Trustees/Directors the Calvert Funds delegate to the Adviser the authority to act on behalf of the Funds to promote the applicable Funds’ investment objective(s) and social goals. To the extent the Adviser votes proxies in a manner not strictly in accordance with the Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section VI below.

The Proxy Group shall review the Guidelines at least annually and, in connection with proxies to be voted on behalf of the Calvert Funds, the Adviser will submit amendments to the Guidelines to the Fund Boards each year for approval.

B.	Voting Procedures

Except as noted in Section VI below, the Proxy Administrators and/or their designees shall instruct the Agent to vote proxies as follows:

1.	Vote in Accordance with Guidelines

If the Guidelines prescribe the manner in which the proxy is to be voted, the Agent shall vote in accordance with the Guidelines, which for certain types of proposals, are recommendations of the Agent made on a case-by-case basis.

2.	Seek Guidance for a Referred Item or a Proposal for which there is No Guideline

If (i) the Guidelines state that the proxy shall be referred to the Adviser to determine the manner in which it should be voted or (ii) a proxy is received for a proposal for which there is no Guideline, the applicable Proxy Administrator and/or his/her designee shall evaluate the proxy and, if provided, the recommendation of the Agent and determine whether the proxy can be voted in accordance with past practice or the recommendation of the Agent. If not, the Proxy Administrator shall seek input from the Proxy Group, relevant portfolio managers, and/or the Calvert employee covering the company subject to the proxy proposal and shall instruct the Agent to vote based on this input. The Proxy Administrator and/or his/her designee will maintain a record of all proxy proposals that are referred by the Agent, as well as all applicable recommendations, analysis and research received and the resolution of the matter.

3.	Votes Contrary to the Guidelines or Where Agent is Conflicted

In the event Calvert recommends a vote contrary to the Guidelines, the applicable Proxy Administrator and/or his/her designee will provide the Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including a description of the basis for Calvert’s recommendation, and the Proxy Administrator and/or designee will then instruct the Agent to vote the proxy in the manner determined by the Proxy Group. Should the vote by the Proxy Group concerning one or more recommendations result in a tie, Calvert’s CEO and President will determine the manner in which the proxy will be voted. The Adviser will provide a report to the Boards of Trustees/Directors of the Calvert Funds reflecting any votes cast on behalf of the Calvert Funds contrary to the Guidelines, and shall do so quarterly. The same process will be followed if the Agent has a conflict of interest with respect to a proxy as described in Section VI.B.

4.	Do Not Cast a Vote

It shall generally be the policy of the Adviser to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast. In addition, the Adviser may determine not to vote (i) if the economic effect on shareowners' interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence); (ii) if the cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security); (iii) in markets in which shareowners' rights are limited; or (iv) the Adviser is unable to access or timely access ballots or other proxy information. Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

C.	Securities on Loan

The Adviser shall use its reasonable efforts to instruct the security lending agent to recall any security on loan by a Calvert Fund or other client that is subject to a proxy prior to the record date (generally three days prior to the record date).

V.	Recordkeeping

The Adviser will maintain records relating to the proxies they vote on behalf of its clients in accordance with Section 204-2 of the Advisers Act. Those records will include:

•	A copy of these Procedures;
•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
•	A record of each vote cast;
•	A copy of any document created by the Adviser that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
•	Each written client request for proxy voting records and the Adviser’s written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Adviser or its Agent for two years after they are created.

VI.	Assessment of Agent and Identification and Resolution of Conflicts with Clients

A.	Assessment of Agent

The Adviser shall establish that the Agent (i) is independent from the Adviser, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Adviser shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Adviser may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Adviser in writing within fifteen (15) calendar days of any material change to information previously provided to the Adviser in connection with establishing the Agent's independence, competence or impartiality.

B.	Conflicts of Interest

As fiduciaries to its clients, the Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Adviser are able to identify potential material conflicts of interest, the Adviser will take the following steps:

•	Quarterly, the Legal and Compliance Department will ask the department heads of each department of the Adviser and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Adviser and principal underwriter of Calvert Funds) for a list of significant clients or prospective clients of the Adviser or EVD;

•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrators;

•	The Proxy Administrators will compare the list of Conflicted Companies with the names of companies for which the Adviser has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the applicable Proxy Administrator will report that fact to the Proxy Group.

•	If a Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•	If a Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Proxy Group will then determine if a material conflict of interest exists between the Adviser and its clients (in consultation with the Legal and Compliance Department if needed). If the Proxy Group determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

o	The client, in the case of an individual, corporate, institutional or benefit plan client;
o	In the case of a Fund, at least two members of the Calvert Fund Boards not affiliated with the Adviser as described in the Calvert Funds Proxy Voting Policy and Procedures; or
o	If Calvert serves as sub-adviser to an account, then to the adviser of that account.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the applicable Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Adviser’s clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the applicable Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the applicable Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Adviser shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Adviser’s request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to the Adviser, the Agent shall provide the Adviser with such information as the Adviser deems reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Adviser shall review such information on a monthly basis. The Proxy Administrators shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrators. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The applicable Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

CALVERT RESEARCH AND MANAGEMENT
GLOBAL PROXY VOTING GUIDELINES

I.       INTRODUCTION

Calvert Research and Management (“Calvert” or the “Adviser”) believes that sound corporate governance and overall corporate sustainability and social responsibility characterize healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate sustainability and social responsibility are better positioned for long-term success.

Long-Term Value. Responsible, healthy companies focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

Accountability. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Sustainability and Social Responsibility = Corporate Responsibility.

On behalf of our clients, Calvert generally votes our proxies in accordance with the positions set forth in these Proxy Voting Guidelines (“the Guidelines”). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the shareholders may be asked to cast their proxies. There also may be instances when the Adviser votes shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is deemed by the Adviser to be in the best interests of shareholders.

When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that the Adviser generally foresees voting all shares as described except in special circumstances where the Adviser determines that a contrary vote may be in the best interests of shareholders.

When support for or opposition to a proxy proposal is qualified by the expression, “on a case by case basis,” this means that the Adviser cannot determine in advance whether such proposals are generally in the best interests of shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

Calvert appreciates that issues brought to shareowners may change over time, as both investors’ concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Adviser will assess both best practices in the country in question and consistency with these Guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert’s proxy voting record for the Calvert Funds is available on our web site, www.calvert.com, and on the Securities and Exchange Commission’s website at www.sec.gov.

II.       CORPORATE GOVERNANCE

A.       Board and Governance Issues

The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.

Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company's success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.

Private companies may take some time to achieve an adequate balance of diversity and independence on their boards. Therefore, for private companies, the Adviser will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.

Board Independence

•	The Adviser will oppose slates of directors without at least a majority of independent directors.
•	The Adviser will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.
•	The Adviser will oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.
•	The Adviser will support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

Board Diversity

•	The Adviser will oppose individual directors who serve as members of the nominating committee if the board lacks at least one woman and one person of color, and the board is not at least 30 percent diverse.
•	The Adviser will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

Board Accountability

•	The Adviser will oppose slates of directors in situations where the company failed to take action on shareowner proposals that were approved by the majority of votes cast in the prior year.
•	The Adviser will oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.
•	The Adviser will oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders, or when required under applicable rules or regulations adopted by the U.S. Securities and Exchange Commission.
•	The Adviser will oppose directors when the company’s poison pill has a “dead-hand” or “modified dead-hand” feature.
•	The Adviser will oppose directors if the board adopts a poorly structured poison pill without shareholder approval.
•	The Adviser will oppose directors if the board makes a material adverse change to an existing poison pill without shareholder approval.
•	The Adviser will evaluate on a case-by-case basis and potentially oppose director nominees for Environment, Social, and Governance (ESG) failures.
•	The Adviser will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.
•	The Adviser will oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.

Board Committee on Sustainability/Corporate Social Responsibility Issues

Shareholders have filed binding resolutions seeking the creation of a board committee dedicated to long term strategic thinking and risk management of sustainability issues including environment, human rights, diversity and others. While we believe all directors should be informed and active on sustainability issues, we do see the value of a focused sustainability committee.

•	The Adviser will ordinarily support the creation of a board level committee on sustainability/corporate social responsibility issues.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.

•	The Adviser will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

•	The Adviser will examine and vote on a case-by-case basis proposals to limit director tenure.
•	The Adviser will oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance.

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

•	The Adviser will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.
•	The Adviser will oppose excessive awards of stock or stock options to directors.

On occasion, director stock plans will exceed the plan cost or burn rate benchmarks when combined with employee or executive stock plans. In such cases, the Adviser will vote case-by-case on the plan taking into consideration the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;
•	The presence of problematic pay practices relating to director compensation;
•	Director stock ownership guidelines and holding requirements;
•	Equity award vesting schedules;
•	The mix of cash and equity-based compensation;
•	Meaningful limits on director compensation;
•	The availability of retirement benefits or perquisites; and
•	The quality of disclosure surrounding director compensation.

Director Elections

Contested Election of Directors

Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

•	The Adviser will evaluate director nominees on case-by-case basis in contested election of directors.

•	The Adviser will oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

Proxy Contests/Proxy Access – Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders

•	The Adviser will vote case-by-case on the election of directors in contested elections, considering the following factors: (i) long-term financial performance of the target company relative to its industry; (ii) management’s track record; (iii) background to the contested election; (iv) Nominee qualifications and any compensatory arrangements; (v) strategic plan of dissident slate and quality of critique against management; (vi) likelihood that the proposed goals and objectives can be achieved (both slates); and (vii) stock ownership positions.
•	The Adviser will vote case-by-case for individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.

•	The Adviser will ordinarily support proposals to elect all board members annually and to remove classified boards.

Majority Vote Standard

A majority voting standard allows shareholders with a majority of votes in favor or against determine the election of board nominees. Currently, most board elections are uncontested and allow directors to be elected with a plurality of votes. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.

•	The Adviser will generally support both precatory and binding resolutions seeking to establish a majority vote standard.

Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

•	The Adviser will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

Shareholder Rights

Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

•	The Adviser will ordinarily oppose supermajority vote requirements.
•	The Adviser will support proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations.
•	The Adviser will support proposals that request the Board to take or initiate the steps necessary to amend the Company’s governing documents to provide that all non-binding matters presented by shareholders shall be decided by a simple majority of the votes cast for and against an item but not abstentions.
•	The Adviser will vote on a case-by-case basis proposals submitted by shareholder(s) who own a significant amount of company stock, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners – whom directors are supposed to represent – are deprived of the same right. We support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

•	The Adviser will ordinarily support management and shareholder proposals that grant shareowner access to the proxy ballot.
•	The Adviser will examine and vote on a case-by-case basis proposals that create threshold targets for a shareowner access to the proxy ballot with respect to factors including the ownership threshold and the holding period duration.

Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

•	The Adviser will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.
•	The Adviser will ordinarily support proposals to allow or facilitate shareowner action by written consent.

Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

•	The Adviser will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such, restrictions limit the right of shareowners to participate in governance.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners – often a majority of shareowners – to exercise influence over the governance of the corporation. This approach in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

•	The Adviser will ordinarily oppose proposals to create dual classes of stock. However, the Adviser will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.
•	The Adviser will ordinarily support proposals to recapitalize stock such that each share is equal to one vote.

 Ratification of Auditor and Audit Committee

The annual shareholder ratification of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls.

•	The Adviser will ordinarily oppose proposals seeking ratification of the auditor when the Adviser determines that the independence of the auditor may be compromised.
•	The Adviser will ordinarily support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.
•	The Adviser will ordinarily support proposals that set a reasonable mandatory rotation of the auditor (at least every five years).
•	The Adviser will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries companies routinely appoint internal statutory auditors.

•	The Adviser will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

•	The Adviser will ordinarily support proposals that call for the annual election of auditors by shareholders.

Audit Committee

•	The Adviser will ordinarily oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where the Adviser determines that the independence of the auditor may be compromised.
•	The Adviser will ordinarily oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them

Transparency and Disclosure

International corporate governance is constantly changing and there have been waves of development of governance codes around the world. The common thread throughout all of these codes is that shareowners want their companies to be transparent.

•	The Adviser will ordinarily support proposals that call for full disclosure of company financial performance.
•	The Adviser will ordinarily support proposals that call for an annual financial audit by external and independent auditors.
•	The Adviser will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.
•	The Adviser will ordinarily support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.
•	The Adviser will ordinarily support proposals that call for disclosure of related party transactions.
•	The Adviser will ordinarily support proposals that call for disclosure of the board nominating process.

Litigation Rights/Exclusive Venue and Fee Shifting Bylaw Provisions

Bylaw provisions effecting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

  The Adviser will vote on a case-by-case basis on bylaw changes affecting shareholders’ litigation rights.

B.       Executive and Employee Compensation

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership. Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on compensation plans and strategy.

There are many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. The structure of these compensation plans often determines the level of alignment between management and shareowner interests. Calvert stresses the importance of pay-for-performance, where executive compensation is linked to clearly defined and rigorous criteria. These executives should not only enjoy the benefits when the company performs well, but boards should ensure executives are accordingly penalized when they are unable to meet established performance criteria.

Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Disclosure of CEO, Executive, Board and Employee Compensation

•	The Adviser will ordinarily support proposals requesting companies disclose compensation practices and policies--including salaries, option awards, bonuses, and restricted stock grants--of top management, Board of Directors, and employees.
•	The Adviser will ordinarily support proposals requesting that companies disclose links between firm financial performance and annual compensation packages of top management, Board of Directors, and employees.

CEO and Executive Compensation

•	The Adviser will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e., during times of financial strains or underperformance).
•	The Adviser will support proposals seeking to establish an annual shareholder advisory vote on compensation.
•	The Adviser will ordinarily oppose proposals seeking shareholder ratification of the company's executive officers' compensation (also known as an Advisory Vote on Compensation) if executive risks and rewards are not aligned with the interests of shareowners and the long-term performance of the corporation.
•	The Adviser will ordinarily oppose compensation proposals if the plan lacks a sufficient connection to performance, or lacks adequate disclosure, or contains features that are considered to be problematic or clearly deviate from best market practice without adequate justification.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation or Proposed Sale

This type of proposal concerns specific advisory votes on "golden parachute" arrangements for Named Executive Officers (NEOs) that are required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. Special focus is placed on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives.

•	The Adviser will vote case-by-case on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with NEOs rather than focusing primarily on new or extended arrangements.

Equity Plans for Non-Employee Directors

  The Adviser will vote case-by-case on compensation plans for non-employee directors, based on:
    The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

    The company’s three-year burn rate relative to its industry/market cap peers; and
    The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

Non-Employee Director Pay – U.S.

•	The Adviser will oppose members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e., two or more years) of awarding excessive non-employee director compensation without disclosing a compelling reason or other mitigating factors.

Shareholder Ratification of Director Pay Program

  The Adviser will apply the following framework to U.S. ratification of non-employee director pay programs and will vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on:
•	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
•	An assessment of the following qualitative factors:
    The relative magnitude of director compensation as compared to companies of a similar profile;
    The presence of problematic pay practices relating to director compensation;
    Director stock ownership guidelines and holding requirements;
    Equity award vesting schedules;
    The mix of cash and equity-based compensation;
    Meaningful limits on director compensation;
    The availability of retirement benefits or perquisites; and
    The quality of disclosure surrounding director compensation.

Compensation Committee

•	The Adviser may oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

Executive & Employee Stock Option Plans

•	The Adviser will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value.
•	The Adviser will ordinarily oppose proposals to approve stock option plans that do not contain provisions prohibiting automatic re-pricing, unless such plans are indexed to a peer group or other measurement so long as the performance benchmark is predetermined prior to the grant date and not subject to change retroactively.

•	The Adviser will examine and ordinarily oppose proposals for re-pricing of underwater options.
•	The Adviser will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.
•	The Adviser will ordinarily support proposals requiring that all option plans and option re-pricing is submitted for shareholder approval.
•	The Adviser will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.
•	The Adviser will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.
•	The Adviser will support proposals to approve Employee Stock Ownership Plans (ESOPs) created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Adviser will oppose any ESOP whose primary purpose is to prevent a corporate takeover.
•	The Adviser will vote case-by-case when plan features include discretional vesting authority.

Expensing of Stock Options

Calvert’s view is that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

•	The Adviser will ordinarily support proposals requesting that companies expense stock options.

Pay Equity

•	The Adviser will support proposals requesting that management provide a pay equity report, including any proposals that address gender pay gap.

Ratio between CEO and Worker Pay

•	The Adviser will support proposals requesting that management report on the ratio between CEO and employee compensation.
•	The Adviser will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.

Executive Compensation Tie to Non-Financial Performance

•	The Adviser will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other sustainability and/or corporate social responsibility-related issues.

Severance Agreements

Severance payments are compensation agreements that provide for top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.

•	The Adviser will support proposals providing shareowners the right to ratify adoption of severance or change in control agreements.
•	The Adviser will examine and vote on a case-by-case basis severance or change in control agreements, based upon an evaluation of the particular agreement itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.
•	The Adviser will oppose the election of compensation committee members who approve severance agreements that are not ratified by shareowners.

C.       Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

•	The Adviser will support proposals that consider non-financial impacts of mergers.
•	The Adviser will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social, environmental, and governance performance.
•	The Adviser will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

•	The Adviser will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

Unilateral Charter, Bylaws and Amendments

Boards should not be allowed to make bylaw/charter amendments changes that adversely affect shareholder rights without seeking shareholder ratification of the amendments. This policy codifies our current approach to unilateral bylaw/charter amendments and the issue of companies adopting a suite of shareholder-unfriendly governance provisions shortly before, or on the date of, their initial public offerings ("IPOs"). The policy addresses this trend in IPO-related amendments by considering it a factor when determining a vote recommendation on directors.

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

  The Adviser will generally oppose or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered on a case-by-case basis) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely affect shareholders.
•	The Adviser will examine and vote on a case-by-case basis proposals to amend or change corporate charter or by-laws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability underlying these Guidelines.

Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.

•	The Adviser will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).
•	The Adviser will review on case-by-case basis proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).
•	The Adviser will ordinarily oppose proposals to reincorporate outside the United States if the Adviser determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

•	The Adviser will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.
•	The Adviser will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Adviser will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

•	The Adviser will ordinarily oppose the creation of blank check preferred stock. In addition, the Adviser will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

•	The Adviser will support proposals calling for shareowner approval of poison pills or shareholder rights plans.
•	The Adviser will ordinarily oppose poison pills or shareowner rights plans.

Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowners.

•	The Adviser will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

III.       CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY

A.       Sustainability Reporting

The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility. Investors increasingly see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting guidelines.

•	The Adviser will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.
•	The Adviser will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B.       Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.

•	The Adviser will ordinarily support proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.
•	The Adviser will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareowner value.
•	The Adviser will ordinarily support proposals asking companies to prepare a comprehensive report on recycling or waste management efforts, to increase recycling efforts, or to adopt a formal recycling policy.

Ceres Principles

The Coalition for Environmentally Responsible Economies (Ceres), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The Ceres Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the Ceres Principles; or 2) produce a report addressing management’s response to each of the points raised in the Ceres Principles.

•	The Adviser will support proposals requesting that a company become a signatory to the Ceres Principles.

Climate Change Mitigation

Shareholder initiatives on climate change have focused on companies that contribute materially to climate change. Increasingly, corporations in a wide variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective—and often cost-saving—steps to reduce energy use that contribute to climate change. Initiatives have included proposals requesting companies to disclose information, using various guidelines. This includes information about the company’s impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting renewable energy resources for fossil fuels.

•	The Adviser will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

•	The Adviser will support proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.
•	The Adviser will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.
•	The Adviser will support proposals seeking an assessment of a company’s impact on financed emissions through their operations, lending, and borrowing activities.

Climate Change Adaptation

Shareholder initiatives on climate change may also focus on companies that are particularly at risk from disruptions due to climate change. Companies may face physical risk in operations or in the supply chain, or price shocks or disruptions of key raw materials, or other impacts. Initiatives have included proposals that request companies to disclose these potential risks and detail measures taken to understand and mitigate risks.

•	The Adviser will support proposals seeking the preparation of a report on the company’s risks due to climate change.
•	The Adviser will support proposals seeking disclosure of the company’s plans to adapt to climate change.

Chemical and Other Global Sustainability Concerns

In the absence of truly effective regulation, it is largely up to companies to manage (and disclose information concerning) the use of harmful chemicals in the products we encounter every day. Shareholder initiatives with companies may focus on other planetary boundaries and global sustainability concerns and risks (not mentioned elsewhere in this section) as defined by the Stockholm Resilience Center. Such initiatives may include information about the company’s impact on atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere; nitrogen and phosphorus use; and chemical pollution and dispersion globally.

  The Adviser will support proposals seeking the preparation of a report on a company’s risks linked to atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere.
•	The Adviser will support proposals seeking the preparation of a report on a company’s risks linked to nitrogen and phosphorus use.
•	The Adviser will support proposals seeking the preparation of a report on a company’s operations and products impacts on chemical pollution and dispersion globally including dispersion of chemicals and plastics globally throughout global ecosystems, and other associated risks.

Water

Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain and the company’s operations, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities or ecosystems globally including open ocean, near-shore ocean, coastal, freshwater, and aquifer impacts, including any broad hydrological system impacts.

•	The Adviser will support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to water quality and ocean acidification.

•	The Adviser will support proposals seeking the adoption of programs and policies that enhance access and affordability to safe drinking water and sanitation.

Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, Indigenous Peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or Indigenous Peoples have little or no voice in political and economic affairs.

•	The Adviser will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.
•	The Adviser will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

Land-Use Change / Biodiversity Conservation / GMOs

Companies should disclose information regarding company policies, programs and performance indicators related to land-use change such as deforestation and degradation, agriculture, and biodiversity conservation.

•	The Adviser will support proposals requesting greater transparency on companies biodiversity impacts of supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.
•	The Adviser will support proposals requesting greater transparency on companies land-use changes including deforestation and degradation and agriculture impacts from their supply chain, energy usage, waste stream, products’ usage, and products’ end of life, and associated risks.
•	The Adviser will support proposals requesting greater transparency on companies GMOs impacts from their supply chain, energy usage, waste stream, products’ usage, and products’ end of life, and associated risks.

Hydraulic Fracturing

Companies should disclose information regarding company policies, programs and performance indicators related to oil and natural gas development employing well stimulation that utilizes hydraulic fracturing. Moreover, the Shale Gas Production Subcommittee commissioned by U.S. Secretary of Energy supports greater disclosure. The Subcommittee’s November 11, 2011, final report regarding its analysis of the measures “that can be taken to reduce the environmental impact and improve the safety of shale gas production” included the recommendation to “improve public information about shale gas operations1.” As the Subcommittee’s report indicates, much of the conflict that has been associated with shale oil and gas development in the United States can be attributed to a lack of communication and transparency. Therefore, it would be a great disservice to stakeholders that benefit from responsible development of natural gas employing hydraulic fracturing if the progress of that development was impeded by insufficient disclosure of the policies, programs and performance metrics that govern and indicate the responsible management of oil and natural gas.

1 U.S. Department of Energy. “Shale Gas Production Subcommittee Second 90-Day report.” November 11, 2011. http://www.shalegas.energy.gov/resources/111811_final_report.pdf.

•	The Adviser will support proposals requesting greater transparency on the practice of hydraulic fracturing and associated risks.

C.       Workplace Issues

Labor Relations

Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

•	The Adviser will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.
•	The Adviser will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.
•	The Adviser will ordinarily support proposals requesting that companies commit to providing safe workplaces.

Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced labor, child labor, discrimination, intimidation and harassment of workers seeking to associate, organize or bargain collectively, unsafe working conditions, and other very poor working conditions. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

•	The Adviser will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the International Labor Organization’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity (EEO)

Women and minorities are still significantly underrepresented in the ranks of senior corporate management and other high-income positions, and overrepresented in the more poorly paid categories, including office and clerical workers and service workers. This lack of diversity at all levels of the corporate enterprise can stifle the free expression of diverse perspectives and insights, reducing the level dynamism, adaptability to change, and ultimately competitive advantage. Furthermore, women and people of color have long been subject to discrimination in the workplace, thus depriving the company of the full benefit of their potential contributions.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

•	The Adviser will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.
•	The Adviser will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.
•	The Adviser will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.
•	The Adviser will ordinarily support proposals seeking reports on a company’s initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.
•	The Adviser will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.
•	The Adviser will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

•	The Adviser will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D.       International Operations and Human Rights

Business Activities and Investments

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations were not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records have come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries. For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact, the UN Voluntary Principles on Human Rights and Security, UN Guiding Principles on Business and Human Rights and the International Labor Organization’s core labor standards. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma. In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

•	The Adviser will ordinarily support proposals requesting that companies develop human rights policies and periodic reporting on operations and investments in countries with repressive regimes and/or conflict zones.
•	The Adviser will ordinarily support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.
•	The Adviser will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.
•	The Adviser will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.
•	The Adviser will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.
•	The Adviser will ordinarily support proposals requesting a report discussing how business practices and/or products limit or could limit freedom of expression or privacy.
•	The Adviser will ordinarily support proposals requesting a report discussing the company’s efforts to eliminate conflict minerals from supply chains.

Internet Surveillance/Censorship and Data Security

Information technology sector companies often do business in countries with potentially repressive regimes, raising concerns that companies may be abetting repression and censorship of the Internet.  For instance, governments may use an ICT company’s technologies to track, monitor, identify, and suppress political dissent. Thus, companies’ interactions with governments could violate the Global Network Initiative’s Principles on Freedom of Expression and Privacy, the ICT sector’s predominating standards for protecting consumers’ rights in these areas.

•	The Adviser will support proposals asking companies to adopt and/or disclose Internet privacy and censorship policies and procedures relating to privacy, freedom of speech, Internet censorship, government monitoring of the Internet, and government requests for customer data.

Unauthorized Images

Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises.

Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

•	The Adviser will support proposals asking companies to avoid the unauthorized or improper use of images of racial, ethnic, or indigenous groups in the promotion of their products.

International Outsourcing Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in production zones characterized by low taxation, low wages, and inadequate regulation. Companies often operate in these regions under U.S. government-sponsored programs to promote international trade and economic development. In addition, companies often aim to take advantage of limited regulatory frameworks that result in lower labor costs and fewer environmental and other regulations. These types of operations have caused harmful social and environmental impacts, including severe violation of labor standards and outsized carbon emissions. Calvert encourages companies to disclose supplier location information including, at a minimum, country-level operations and, optimally, suppliers’ specific identities and locations.

•	The Adviser will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations in locations characterized by low taxation, low labor costs, and inadequate regulation.
•	The Adviser will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

•	The Adviser will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.
•	The Adviser will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E.       Indigenous Peoples’ Rights

Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of Indigenous Peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by Indigenous Peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them. Such companies also need to follow the UN Declaration on the Rights of Indigenous Peoples, which sets out the individual and collective rights of Indigenous Peoples, as well as their rights to culture, identity, language, employment, health, education and other issues

•	The Adviser will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.
•	The Adviser will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.
•	The Adviser will ordinarily support proposals requesting that companies support and follow the UN Declaration on the Rights of Indigenous Peoples and/or create a policy or program to do so.

F.       Product Safety and Impact

Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

•	The Adviser will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.
•	The Adviser will ordinarily support proposals requesting the company to report on or adopt consumer product safety policies and initiatives.

Toxic Chemicals

Shareowner resolutions are sometimes filed with cosmetics, household products, and retail companies asking them to report on the use of toxic chemicals in consumer products, and to provide policies regarding toxic chemicals.  Recent resolutions have focused on parabens, PVC, bromated flame retardants (BFRs), nanomaterials, and other chemicals.  In addition, some resolutions ask the company to adopt a general policy with regard to toxics in products.  These shareholder resolutions arise out of concern that many toxic chemicals may be legal to include in product formulations in the US, but not in other countries (such as the European Union) posing liability risk to the company.   In addition, independent scientists have raised serious health and safety concerns about the use of some of these chemicals.  Companies may face risk from harm to the consumer or affected communities, particularly as some of these chemicals persist in the environment.

•	The Adviser will ordinarily support proposals asking companies to disclose product ingredients.
•	The Adviser will ordinarily support resolutions asking companies to disclose policies related to toxic chemicals.

•	The Adviser will ordinarily support proposals asking companies to report on the feasibility of removing or substituting safer alternatives for all harmful ingredients used in company products.

Animal Welfare

Shareowners and animal rights groups sometimes file resolutions with companies that engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

•	The Adviser will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.
•	The Adviser will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects as well as to eliminate cruel product testing methods.
•	The Adviser will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

•	The Adviser will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.
•	The Adviser will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.

G.       Weapons Contracting

Weapons/Military Products

Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

•        The Adviser will ordinarily support proposals calling for reports on the type and volume of defense contracts.

H.       Community

Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of ECOA standards by non-financial corporations to their financial subsidiaries.

•	The Adviser will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

•	The Adviser will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

Predatory Lending

Predatory lending involves charging excessive fees to subprime borrowers without providing adequate disclosure. Predatory lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

•	The Adviser will support proposals calling on companies to address and eliminate predatory lending practices.
•	The Adviser will support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

•	The Adviser will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

Healthcare

Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

•	The Adviser will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.

I.       Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

•	The Adviser will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.
•	The Adviser will ordinarily support resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.
•	The Adviser will ordinarily support resolutions requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.
•	The Adviser will ordinarily support resolutions requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Guidelines.

J.       Other Issues

All social issues that are not covered in these Guidelines are delegated to the Adviser to vote in accordance with the Fund’s specific sustainable and socially responsible criteria. In addition to actions taken pursuant to the Fund’s Conflict of Interest Policy, Calvert Sustainability Research Department (“CSRD”) will report to the Boards on issues not covered by these Guidelines as they arise.

July 18, 2018